EXHIBIT 99.1

Lakeland Bancorp Announces Record 2019 Earnings

OAK RIDGE, N.J., Jan. 24, 2020 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ: LBAI) (the “Company”), the parent company of Lakeland Bank (“Lakeland”), reported net income of $18.7 million and earnings per diluted share ("EPS") of $0.37 for the three months ended December 31, 2019 compared to net income of $15.6 million and diluted EPS of $0.32 for the fourth quarter of 2018. For the fourth quarter of 2019, annualized return on average assets was 1.15%, annualized return on average common equity was 10.32% and annualized return on average tangible common equity was 13.29%.

For the year ended December 31, 2019, the Company reported net income of $70.7 million, an 11% increase compared to $63.4 million for the same period in 2018 resulting in annualized return on average assets of 1.12%, annualized return on average common equity of 10.14%, and annualized return on average tangible common equity of 13.16%. For 2019, the Company reported diluted EPS of $1.38, compared to diluted EPS of $1.32 for 2018. Excluding merger-related expenses pertaining to the Company’s January 2019 acquisition of Highlands Bancorp, Inc. ("Highlands") of $2.4 million, tax-effected, net income for the year ended December 31, 2019 was $73.0 million, or $1.43 per diluted share. Excluding merger-related expenses, annualized return on average assets was 1.16%, annualized return on average common equity was 10.48% and annualized return on average tangible common equity was 13.60%.

Thomas Shara, Lakeland Bancorp’s President and CEO commented, "2019 was another fantastic year for our Company, marking our 8th consecutive year of record earnings. Our strong loan and deposit growth enabled us to conclude 2019 on an extremely positive note. This success is the result of our associates’ hard work, commitment and passion for excellence.

Some of the 2019 highlights are

  Total asset growth of 16% to $6.7 billion

  Solid organic loan growth of 6%, including 4% in the 4th quarter

  Consistent deposit generation of 6%, including 10% growth in non-interest bearing deposits

  Seamless integration of Highlands State Bank acquisition

  Forbes recognition as the Best-In-State Bank in New Jersey

To sustain our high performance and increase shareholder value, we have embarked on a digital strategy initiative, impacting all operational areas of the Bank.  Enhancing our digital capabilities will allow Lakeland to expand our market presence as a community bank, as well as compete long-term in a fast-paced digital marketplace.”

Net Interest Margin and Net Interest Income

Net interest margin for the fourth quarter of 2019 of 3.27% increased two basis points from the linked quarter and decreased two basis points compared to the fourth quarter of 2018, which was due primarily to an increase in the cost of interest bearing liabilities. Net interest margin for 2019 was 3.33% compared to 3.36% for the same period in 2018.

The yield on interest-earning assets for the fourth quarter of 2019 was 4.21% compared to 4.20% for the fourth quarter of 2018. The yield on interest-earning assets for 2019 was 4.36% compared to 4.12% for 2018. The year-to-date increase in yield on interest-earning assets, when compared to the prior year period, was a result of originating higher yielding loans, increased prepayment fees, additional accretion income on loans resulting from the Highlands acquisition and higher investment securities yields.

The cost of interest-bearing liabilities for the fourth quarter of 2019 was 1.26% compared to 1.41% for the linked quarter and 1.21% for the fourth quarter of 2018. The cost of interest-bearing liabilities for 2019 was 1.35% compared to 1.01% during the same period in 2018. The cost of interest-bearing transaction accounts, time deposits and borrowings have increased since 2018 largely driven by competitive pressures and higher market interest rates.

Net interest income increased to $49.5 million for the fourth quarter of 2019 compared to $44.2 million for the fourth quarter of 2018, due primarily to the growth of interest-earning assets and increases in loan yields, partially offset by an increase in average interest-bearing liabilities and higher interest rates on interest-bearing liabilities. Net interest income for 2019 was $196.0 million, as compared to $173.6 million for the same period in 2018 due to the same reasons as the quarterly comparison.

Noninterest Income

Noninterest income increased $2.4 million to $8.0 million for the fourth quarter of 2019 from $5.6 million for the fourth quarter of 2018. Other income increased $1.8 million compared to the fourth quarter of 2018 due primarily to an increase in swap income and gains resulting from payoffs of purchased credit impaired loans during the fourth quarter of 2019.

For 2019, noninterest income totaled $26.8 million compared to $22.3 million for the same period in 2018 as the Company recorded a $496,000 gain on equity securities in 2019 compared to losses of $583,000 during the same period in 2018. In addition, commissions and fees increased $688,000 compared to 2018 due primarily to an increase in investment services income and commercial loan fees, while service charges on deposit accounts increased $621,000 due primarily to deposit growth.  Income on bank owned life insurance decreased $516,000 compared to 2018 due primarily to the receipt of insurance proceeds of $421,000 in 2018.  Other income increased $2.3 million compared to 2018 due primarily to the same reasons discussed above in the quarterly comparison.

Noninterest Expense

Noninterest expense totaled $31.5 million for the fourth quarter of 2019 and increased $2.9 million compared to the fourth quarter of 2018 due primarily to salary and employee benefit expense which increased $1.9 million as a result of staff additions from the Highlands merger, normal merit increases and higher benefit costs.  Furniture and equipment increased $306,000 due primarily to an increase in service agreement expense compared to the fourth quarter of 2018, while marketing expense increased $238,000 due primarily to  the timing of marketing campaigns.  In the fourth quarter of 2019, no FDIC expense was recorded compared to $383,000 in the fourth quarter of 2018 due to assessment credits from the FDIC, resulting from the insurance fund reserve ratio exceeding the required level. Additionally, there were no merger-related expenses booked in the fourth quarter of 2019 compared to  $464,000 during the same period in 2018. Other expenses in 2019 were $811,000 greater than 2018 due primarily to increased donations, audit expense and loan-related expenses.

For 2019, noninterest expense totaled $126.8 million compared to $111.2 million for the same period in 2018. Excluding merger-related expenses of $3.2 million in 2019 and $464,000 in 2018, noninterest expense increased $12.9 million compared to 2018 primarily as a result of additional salary and benefit expenses, as well as Highlands expenses from the merger date in January 2019 through the system conversion date in April and increased data processing expenses. Net occupancy increased $874,000 during 2019 compared to 2018 due primarily to the addition of Highlands branches as well as the acceleration of rental expense on a leased branch slated to close. FDIC insurance expense decreased $1.2 million compared to 2018 due to the credits mentioned above. Other expenses increased $1.3 million compared to 2018 due primarily to increased consulting expense and donations.

Income Tax Expense

The effective tax rate for the fourth quarter of 2019 was 24.9% compared to 24.4% for the fourth quarter of 2018. The effective tax rate for 2019 was 24.8% compared to 21.0% for 2018.

Financial Condition

At December 31, 2019, total assets were $6.71 billion, an increase of $905.1 million, including $496.5 million from the Highlands acquisition compared to December 31, 2018. For the twelve months ended December 31, 2019, total loans grew $681.1 million, including $425.0 million from Highlands, to $5.14 billion and investment securities increased $97.4 million, including $24.5 million from Highlands, to $918.9 million. On the funding side, total deposits increased $673.1 million, including $409.6 million from Highlands, to $5.29 billion, while borrowings increased $92.6 million to $612.7 million. At December 31, 2019, total loans as a percent of total deposits was 97.1%.

Asset Quality

At December 31, 2019, non-performing assets increased to $21.7 million, 0.32% of total assets, compared to $13.0 million, 0.22% of total assets, at December 31, 2018. Non-accrual loans as a percent of total loans increased to 0.41% at December 31, 2019 compared to 0.27% at December 31, 2018. The allowance for loan losses increased to $40.0 million, 0.78% of total loans, at December 31, 2019, compared to $37.7 million, 0.84% of total loans, at December 31, 2018. The Company's allowance for loan losses excluding acquired loans would be 0.88%. In the fourth quarter of 2019, the Company had net recoveries of $262,000, or 0.02% of average loans, annualized, compared to net charge-offs of $196,000, or 0.02% of average loans, annualized, for the same period in 2018. Provision for loan losses for the fourth quarter of 2019 was $1.1 million compared to provision for loan losses of $591,000 in the fourth quarter of 2018.

Capital

At December 31, 2019, stockholders' equity was $725.3 million compared to $623.7 million at December 31, 2018, a 16% increase. Lakeland Bancorp remains above FDIC “well capitalized” standards, with a Tier 1 leverage ratio of 9.41% at December 31, 2019. The book value per common share and tangible book value per common share both increased 9% to $14.36 and $11.18, respectively, compared to $13.14 and $10.22 at December 31, 2018. On January 22, 2020, the Company declared a quarterly cash dividend of $0.125 per share to be paid on February 14, 2020, to shareholders of record as of February 4, 2020.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements. The Company cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation and regulation affecting the financial services industry, government intervention in the U.S. financial system, changes in federal and state tax laws, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, successful implementation, deployment and upgrades of new and existing technology, systems, services and products, customers’ acceptance of the Company’s products and services, competition and failure to realize anticipated efficiencies and synergies from the merger of Highlands Bancorp, Inc. into Lakeland Bancorp and the merger of Highlands State Bank into Lakeland Bank. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements. The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Explanation of Non-GAAP Financial Measures

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release also contains certain supplemental non-GAAP information that the Company’s management uses in its analysis of the Company’s financial results. Specifically, the Company provides measures based on what it believes are its operating earnings on a consistent basis, and excludes material non-routine operating items which affect the GAAP reporting of results of operations. The Company’s management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company’s core financial results for the periods in question.

The Company also provides measurements and ratios based on tangible equity and tangible assets. These measures are utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, the Company’s management believes that such information is useful to investors.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger-related expenses. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes gains and losses from the sale of investment securities and gain on debt extinguishment, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a relevant measure to compare the operating performance period to period.

These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. See accompanying non-GAAP tables.

About Lakeland

Lakeland Bancorp, Inc. (NASDAQ:LBAI) has approximately $6.71 billion in total assets. Lakeland Bank, a wholly-owned subsidiary of Lakeland Bancorp, Inc., operates 52 branch offices throughout Bergen, Essex, Morris, Ocean, Passaic, Somerset, Sussex, and Union counties in New Jersey including one branch in Highland Mills, New York; five New Jersey regional commercial lending centers in Bernardsville, Jackson, Montville, Teaneck and Waldwick; and one New York commercial lending center to serve the Hudson Valley region. Lakeland also has a commercial loan production office serving Middlesex and Monmouth counties in New Jersey. Lakeland Bank offers an extensive suite of financial products and services for businesses and consumers. Visit LakelandBank.com for more information.

Thomas J. Shara
President & CEO

Thomas F. Splaine
EVP & CFO
973-697-2000

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in thousands, except per share amounts)	2019	2018	2019	2018
INCOME STATEMENT
Net interest income	$49,548	$44,206	$196,034	$173,559
Provision for loan losses	(1,086)	(591)	(2,130)	(4,413)
Gains on sales of loans	375	299	1,660	1,329
Gain (loss) on equity securities	(29)	(199)	496	(583)
Other noninterest income	7,638	5,528	24,640	21,564
Merger-related expenses	—	(464)	(3,178)	(464)
Other noninterest expense	(31,523)	(28,199)	(123,578)	(110,703)
Pretax income	24,923	20,580	93,944	80,289
Provision for income taxes	(6,208)	(5,030)	(23,272)	(16,888)
Net income	$18,715	$15,550	$70,672	$63,401

Basic earnings per common share	$0.37	$0.32	$1.39	$1.32
Diluted earnings per common share	$0.37	$0.32	$1.38	$1.32
Dividends paid per common share	$0.125	$0.115	$0.490	$0.445
Weighted average shares - basic	50,566	47,605	50,477	47,578
Weighted average shares - diluted	50,748	47,780	50,642	47,766

SELECTED OPERATING RATIOS
Annualized return on average assets	1.15%	1.08%	1.12%	1.15%
Annualized return on average common equity	10.32%	10.05%	10.14%	10.59%
Annualized return on average tangible common equity (1)	13.29%	12.98%	13.16%	13.78%
Annualized yield on interest-earning assets	4.21%	4.20%	4.36%	4.12%
Annualized cost of interest-bearing liabilities	1.26%	1.21%	1.35%	1.01%
Annualized net interest spread	2.96%	2.99%	3.00%	3.11%
Annualized net interest margin	3.27%	3.29%	3.33%	3.36%
Efficiency ratio (1)	54.20%	56.18%	54.83%	56.09%
Stockholders' equity to total assets			10.81%	10.74%
Book value per common share			$14.36	$13.14
Tangible book value per common share (1)			$11.18	$10.22
Tangible common equity to tangible assets (1)			8.62%	8.57%

ASSET QUALITY RATIOS			December 31, 2019	December 31, 2018
Ratio of allowance for loan losses to total loans			0.78%	0.84%
Non-performing loans to total loans			0.41%	0.27%
Non-performing assets to total assets			0.32%	0.22%
Annualized net charge-offs (recoveries) to average loans			—%	0.05%

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

(Dollars in thousands)			December 31, 2019	December 31, 2018
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans			$5,137,823	$4,460,447
Allowance for loan losses			40,003	37,688
Investment securities			918,853	821,486
Total assets			6,711,236	5,806,093
Total deposits			5,293,779	4,620,670
Short-term borrowings			328,658	233,905
Other borrowings			284,036	286,145
Stockholders' equity			725,263	623,739

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
SELECTED AVERAGE BALANCE SHEET DATA
Loans	$5,025,377	$4,393,382	$4,938,298	$4,283,401
Investment securities	894,698	823,193	869,374	816,697
Interest-earning assets	6,022,525	5,346,934	5,895,669	5,182,194
Total assets	6,470,082	5,694,827	6,322,654	5,528,914
Noninterest-bearing demand deposits	1,130,192	1,003,508	1,092,827	984,445
Savings deposits	492,903	483,606	500,650	489,742
Interest-bearing transaction accounts	2,814,831	2,446,325	2,653,404	2,301,065
Time deposits	873,924	769,129	922,412	778,180
Total deposits	5,311,850	4,702,568	5,169,293	4,553,432
Short-term borrowings	67,097	50,196	95,035	53,775
Other borrowings	284,049	288,126	290,330	286,639
Total interest-bearing liabilities	4,532,804	4,037,382	4,461,831	3,909,401
Stockholders' equity	719,292	613,583	697,037	598,527

Lakeland Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in thousands, except per share amounts)	2019	2018	2019	2018

INTEREST INCOME
Loans and net deferred fees and costs	$58,211	$50,759	$233,535	$193,143
Federal funds sold and interest-bearing deposits with banks	423	715	1,720	1,559
Taxable investment securities and other	4,857	4,550	19,722	16,710
Tax exempt investment securities	345	410	1,510	1,709
TOTAL INTEREST INCOME	63,836	56,434	256,487	213,121
INTEREST EXPENSE
Deposits	11,722	9,935	49,248	30,620
Federal funds purchased and securities sold under agreements to repurchase	138	62	1,471	471
Other borrowings	2,428	2,231	9,734	8,471
TOTAL INTEREST EXPENSE	14,288	12,228	60,453	39,562
NET INTEREST INCOME	49,548	44,206	196,034	173,559
Provision for loan losses	1,086	591	2,130	4,413
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	48,462	43,615	193,904	169,146
NONINTEREST INCOME
Service charges on deposit accounts	3,026	2,814	11,205	10,584
Commissions and fees	1,548	1,446	6,230	5,542
Income on bank owned life insurance	676	699	2,740	3,256
Gain on equity securities	(29)	(199)	496	(583)
Gains on sales of loans	375	299	1,660	1,329
Other income	2,388	569	4,465	2,182
TOTAL NONINTEREST INCOME	7,984	5,628	26,796	22,310
NONINTEREST EXPENSE
Salaries and employee benefit expense	19,615	17,674	77,287	68,595
Net occupancy expense	2,679	2,498	11,029	10,155
Furniture and equipment expense	2,316	2,010	8,681	8,297
FDIC insurance expense	—	383	431	1,608
Stationary, supplies and postage expense	385	395	1,599	1,625
Marketing expense	515	277	1,945	1,437
Data processing expense	1,113	1,084	4,913	3,609
Telecommunications expense	492	448	1,943	1,769
ATM and debit card expense	604	571	2,377	2,195
Core deposit intangible amortization	289	142	1,182	594
Other real estate owned and other repossessed assets expense	33	46	256	158
Merger-related expenses	—	464	3,178	464
Other expenses	3,482	2,671	11,935	10,661
TOTAL NONINTEREST EXPENSE	31,523	28,663	126,756	111,167
INCOME BEFORE PROVISION FOR INCOME TAXES	24,923	20,580	93,944	80,289
Provision for income taxes	6,208	5,030	23,272	16,888
NET INCOME	$18,715	$15,550	$70,672	$63,401
EARNINGS PER COMMON SHARE:
Basic	$0.37	$0.32	$1.39	$1.32
Diluted	$0.37	$0.32	$1.38	$1.32
DIVIDENDS PAID PER COMMON SHARE	$0.125	$0.115	$0.490	$0.445

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

(Dollars in thousands)	December 31, 2019	December 31, 2018
	(Unaudited)

ASSETS
Cash	$275,794	$205,199
Interest-bearing deposits due from banks	6,577	3,400
Total cash and cash equivalents	282,371	208,599
Investment securities available for sale, at fair value	755,900	638,618
Equity securities, at fair value	16,473	15,921
Investment securities held to maturity; fair value of $124,904 at December 31, 2019 and $150,932 at December 31, 2018	123,975	153,646
Federal Home Loan Bank and other membership stocks, at cost	22,505	13,301
Loans held for sale	1,743	1,113
Loans, net of deferred fees	5,137,823	4,456,733
Allowance for loan losses	(40,003)	(37,688)
Net loans	5,097,820	4,419,045
Premises and equipment, net	47,608	49,175
Operating lease right-of-use assets	18,282	—
Accrued interest receivable	16,832	16,114
Goodwill	156,277	136,433
Other identifiable intangible assets	4,314	1,768
Bank owned life insurance	112,392	110,052
Other assets	54,744	42,308
TOTAL ASSETS	$6,711,236	$5,806,093

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$1,124,121	$950,218
Savings and interest-bearing transaction accounts	3,298,854	2,913,414
Time deposits $250 thousand and under	652,144	589,737
Time deposits over $250 thousand	218,660	167,301
Total deposits	5,293,779	4,620,670
Federal funds purchased and securities sold under agreements to repurchase	328,658	233,905
Other borrowings	165,816	181,118
Subordinated debentures	118,220	105,027
Operating lease liabilities	19,814	—
Other liabilities	59,686	41,634
TOTAL LIABILITIES	5,985,973	5,182,354

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 100,000,000 shares at December 31, 2019 and at December 31, 2018; issued shares 50,498,410 at December 31, 2019 and 47,486,250 shares at December 31, 2018	560,263	514,703
Retained earnings	162,752	116,874
Accumulated other comprehensive income (loss)	2,248	(7,838)
TOTAL STOCKHOLDERS' EQUITY	725,263	623,739
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,711,236	$5,806,093

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	December 30,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands, except per share data)	2019	2019	2019	2019	2018

INCOME STATEMENT
Net interest income	$49,548	$48,682	$49,198	$48,606	$44,206
Provision for loan losses	(1,086)	(536)	—	(508)	(591)
Gains on sales of loans	375	486	428	371	299
Gain (loss) on equity securities	(29)	72	100	353	(199)
Other noninterest income	7,638	6,142	5,861	4,999	5,528
Merger-related expenses	—	—	(318)	(2,860)	(464)
Other noninterest expense	(31,523)	(29,563)	(31,368)	(31,124)	(28,199)
Pretax income	24,923	25,283	23,901	19,837	20,580
Provision for income taxes	(6,208)	(6,409)	(6,444)	(4,211)	(5,030)
Net income	$18,715	$18,874	$17,457	$15,626	$15,550

Basic earnings per common share	$0.37	$0.37	$0.34	$0.31	$0.32
Diluted earnings per common share	$0.37	$0.37	$0.34	$0.31	$0.32
Dividends paid per common share	$0.125	$0.125	$0.125	$0.115	$0.115
Dividends paid	$6,363	$6,362	$6,357	$5,838	$5,510
Weighted average shares - basic	50,566	50,553	50,509	50,275	47,605
Weighted average shares - diluted	50,748	50,694	50,649	50,442	47,780

SELECTED OPERATING RATIOS
Annualized return on average assets	1.15%	1.17%	1.12%	1.02%	1.08%
Annualized return on average common equity	10.32%	10.61%	10.16%	9.41%	10.05%
Annualized return on average tangible common equity (1)	13.29%	13.74%	13.21%	12.32%	12.98%
Annualized net interest margin	3.27%	3.25%	3.39%	3.42%	3.29%
Efficiency ratio (1)	54.20%	52.77%	55.78%	56.62%	56.18%
Common stockholders' equity to total assets	10.81%	10.99%	10.90%	10.70%	10.74%
Tangible common equity to tangible assets (1)	8.62%	8.72%	8.61%	8.41%	8.57%
Tier 1 risk-based ratio	11.02%	11.24%	11.11%	10.98%	11.27%
Total risk-based ratio	13.40%	13.70%	13.60%	13.48%	13.71%
Tier 1 leverage ratio	9.41%	9.34%	9.30%	9.23%	9.39%
Common equity tier 1 capital ratio	10.46%	10.66%	10.52%	10.38%	10.62%
Book value per common share	$14.36	$14.13	$13.85	$13.51	$13.14
Tangible book value per common share (1)	$11.18	$10.94	$10.66	$10.35	$10.22

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2019	2019	2019	2019	2018

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans	$5,140,940	$4,925,998	$4,925,300	$4,924,671	$4,460,447
Allowance for loan losses	40,003	38,655	38,662	37,979	37,688
Investment securities	918,853	905,078	863,474	850,729	821,486
Total assets	6,711,236	6,492,474	6,407,195	6,365,063	5,806,093
Total deposits	5,293,779	5,210,619	5,082,598	5,064,584	4,620,670
Short-term borrowings	328,658	199,326	258,703	261,266	233,905
Other borrowings	284,036	284,029	294,022	293,976	286,145
Stockholders' equity	725,263	713,204	698,463	681,343	623,739

LOANS
Commercial, real estate	$3,924,762	$3,749,413	$3,737,447	$3,769,545	$3,377,324
Commercial, industrial and other	431,934	391,486	407,776	389,230	336,735
Equipment financing	111,076	104,689	99,351	90,791	87,925
Residential mortgages	335,191	337,482	336,810	335,290	329,854
Consumer and home equity	337,977	342,928	343,916	339,815	328,609
Total loans	$5,140,940	$4,925,998	$4,925,300	$4,924,671	$4,460,447

DEPOSITS
Noninterest-bearing	$1,124,121	$1,101,083	$1,089,474	$1,071,890	$950,218
Savings and interest-bearing transaction accounts	3,298,854	3,196,323	3,007,784	3,046,322	2,913,414
Time deposits	870,804	913,213	985,340	946,372	757,038
Total deposits	$5,293,779	$5,210,619	$5,082,598	$5,064,584	$4,620,670

Total loans to total deposits ratio	97.1%	94.5%	96.9%	97.2%	96.5%

SELECTED AVERAGE BALANCE SHEET DATA
Loans	$5,025,377	$4,937,488	$4,917,109	$4,871,534	$4,393,382
Investment securities	894,698	869,734	854,608	858,046	823,193
Interest-earning assets	6,022,525	5,947,645	5,836,333	5,772,853	5,346,934
Total assets	6,470,082	6,379,675	6,256,523	6,183,224	5,694,827
Noninterest-bearing demand deposits	1,130,192	1,100,413	1,083,745	1,056,060	1,003,508
Savings deposits	492,903	494,377	502,340	513,270	483,606
Interest-bearing transaction accounts	2,814,831	2,678,424	2,562,365	2,554,865	2,446,325
Time deposits	873,924	964,159	961,212	890,070	769,129
Total deposits	5,311,850	5,237,373	5,109,662	5,014,265	4,702,568
Short-term borrowings	67,097	74,042	110,941	128,972	50,196
Other borrowings	284,049	287,839	283,177	306,529	288,126
Total interest-bearing liabilities	4,532,804	4,498,841	4,420,035	4,393,706	4,037,382
Stockholders' equity	719,292	705,726	689,324	673,205	613,583

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2019	2019	2019	2019	2018
AVERAGE ANNUALIZED YIELDS (TAXABLE EQUIVALENT BASIS)
ASSETS
Loans	4.60%	4.71%	4.82%	4.80%	4.58%
Taxable investment securities and other	2.34%	2.50%	2.55%	2.49%	2.44%
Tax-exempt securities	2.69%	2.70%	2.74%	2.74%	2.74%
Federal funds sold and interest-bearing cash accounts	1.65%	1.98%	2.15%	2.35%	2.19%
Total interest-earning assets	4.21%	4.32%	4.46%	4.44%	4.20%

LIABILITIES
Savings accounts	0.07%	0.06%	0.06%	0.07%	0.06%
Interest-bearing transaction accounts	1.05%	1.24%	1.25%	1.18%	1.04%
Time deposits	1.93%	2.00%	1.96%	1.79%	1.79%
Borrowings	2.86%	2.89%	2.90%	2.82%	2.65%
Total interest-bearing liabilities	1.26%	1.41%	1.42%	1.34%	1.21%
Net interest spread (taxable equivalent basis)	2.96%	2.91%	3.04%	3.10%	2.99%

Annualized net interest margin (taxable equivalent basis)	3.27%	3.25%	3.39%	3.42%	3.29%
Annualized cost of deposits	0.88%	1.00%	1.00%	0.93%	0.84%

ASSET QUALITY DATA
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$38,655	$38,662	$37,979	$37,688	$37,293
Provision for loan losses	1,086	536	—	508	591
Charge-offs	(198)	(809)	(413)	(516)	(381)
Recoveries	460	266	1,096	299	185
Balance at end of period	$40,003	$38,655	$38,662	$37,979	$37,688

NET LOAN CHARGE-OFFS (RECOVERIES)
Commercial, real estate	$(18)	$203	$(85)	$67	$132
Commercial, industrial and other	13	393	(909)	50	(44)
Equipment financing	(297)	—	293	85	28
Residential mortgages	—	(55)	(2)	41	(2)
Consumer and home equity	40	2	20	(26)	82
Net charge-offs (recoveries)	$(262)	$543	$(683)	$217	$196

NON-PERFORMING ASSETS
Commercial, real estate	$13,281	$9,164	$10,205	$9,817	$7,192
Commercial, industrial and other	1,539	795	662	2,202	1,019
Equipment financing	284	271	136	383	501
Residential mortgages	3,428	3,250	1,548	1,740	1,986
Consumer and home equity	2,606	2,437	1,873	1,581	1,432
Total non-accrual loans	21,138	15,917	14,424	15,723	12,130
Property acquired through foreclosure or repossession	563	944	532	715	830
Total non-performing assets	$21,701	$16,861	$14,956	$16,438	$12,960

Loans past due 90 days or more and still accruing	$—	$—	$—	$78	$—
Loans restructured and still accruing	$5,650	$5,029	$5,139	$6,352	$9,293

Ratio of allowance for loan losses to total loans	0.78%	0.78%	0.78%	0.77%	0.84%
Total non-accrual loans to total loans	0.41%	0.32%	0.29%	0.32%	0.27%
Total non-performing assets to total assets	0.32%	0.26%	0.23%	0.26%	0.22%
Annualized net charge-offs (recoveries) to average loans	(0.02)%	0.04%	(0.06)%	0.02%	0.02%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands, except ratios and per share amounts)	2019	2019	2019	2019	2018
CALCULATION OF TANGIBLE BOOK VALUE PER COMMON SHARE
Total common stockholders' equity at end of period - GAAP	$725,263	$713,204	$698,463	$681,343	$623,739
Less: Goodwill	156,277	156,277	155,830	154,153	136,433
Less: Other identifiable intangible assets	4,314	4,602	4,891	5,192	1,768
Total tangible common stockholders' equity at end of period - Non-GAAP	$564,672	$552,325	$537,742	$521,998	$485,538

Shares outstanding at end of period	50,498	50,489	50,441	50,436	47,486

Book value per share - GAAP	$14.36	$14.13	$13.85	$13.51	$13.14

Tangible book value per share - Non-GAAP	$11.18	$10.94	$10.66	$10.35	$10.22

CALCULATION OF TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Total tangible common stockholders' equity at end of period - Non-GAAP	$564,672	$552,325	$537,742	$521,998	$485,538

Total assets at end of period - GAAP	$6,711,236	$6,492,474	$6,407,195	$6,365,063	$5,806,093
Less: Goodwill	156,277	156,277	155,830	154,153	136,433
Less: Other identifiable intangible assets	4,314	4,602	4,891	5,192	1,768
Total tangible assets at end of period - Non-GAAP	$6,550,645	$6,331,595	$6,246,474	$6,205,718	$5,667,892

Common equity to assets - GAAP	10.81%	10.99%	10.90%	10.70%	10.74%

Tangible common equity to tangible assets - Non-GAAP	8.62%	8.72%	8.61%	8.41%	8.57%

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$18,715	$18,874	$17,457	$15,626	$15,550

Total average common stockholders' equity - GAAP	$719,292	$705,726	$689,324	$673,205	$613,583
Less: Average goodwill	156,277	155,835	154,171	153,562	136,433
Less: Average other identifiable intangible assets	4,468	4,761	5,058	5,254	1,844
Total average tangible common stockholders' equity - Non-GAAP	$558,547	$545,130	$530,095	$514,389	$475,306

Return on average common stockholders' equity - GAAP	10.32%	10.61%	10.16%	9.41%	10.05%

Return on average tangible common stockholders' equity - Non-GAAP	13.29%	13.74%	13.21%	12.32%	12.98%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$31,523	$29,563	$31,686	$33,984	$28,663
Amortization of core deposit intangibles	(289)	(288)	(301)	(304)	(142)
Merger-related expenses	—	—	(318)	(2,860)	(464)
Noninterest expense, as adjusted	$31,234	$29,275	$31,067	$30,820	$28,057

Net interest income	$49,548	$48,682	$49,198	$48,606	$44,206
Total noninterest income	7,984	6,700	6,389	5,723	5,628
Total revenue	57,532	55,382	55,587	54,329	49,834
Tax-equivalent adjustment on municipal securities	91	97	105	108	109
Total revenue, as adjusted	$57,623	$55,479	$55,692	$54,437	$49,943
Efficiency ratio - Non-GAAP	54.20%	52.77%	55.78%	56.62%	56.18%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)
	For the Twelve Months Ended December 31,
(Dollars in thousands)	2019	2018

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$70,672	$63,401

Total average common stockholders' equity - GAAP	$697,037	$598,527
Less: Average goodwill	$154,971	$136,433
Less: Average other identifiable intangible assets	$4,883	$2,064
Total average tangible common stockholders' equity - Non-GAAP	$537,183	$460,030

Return on average common stockholders' equity - GAAP	10.14%	10.59%

Return on average tangible common stockholders' equity - Non-GAAP	13.16%	13.78%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$126,756	$111,167
Amortization of core deposit intangibles	$(1,182)	$(594)
Merger-related expenses	$(3,178)	$(464)
Noninterest expense, as adjusted	$122,396	$110,109

Net interest income	$196,034	$173,559
Noninterest income	$26,796	$22,310
Total revenue	$222,830	$195,869
Tax-equivalent adjustment on municipal securities	$401	$454
Total revenue, as adjusted	$223,231	$196,323
Efficiency ratio - Non-GAAP	54.83%	56.09%

Lakeland Bancorp, Inc.
Supplemental Information - Reconciliation of Net Income
(Unaudited)

	For the Year Ended December 31,
(Dollars in thousands, except per share amounts)	2019	2018

Net income - GAAP	$70,672	$63,401

NON-ROUTINE TRANSACTIONS, NET OF TAX
Tax deductible merger-related expenses	1,878	84
Non-tax deductible merger-related expenses	491	345
Net effect of non-routine transactions	2,369	429

Net income available to common shareholders excluding non-routine transactions	$73,041	$63,830
Less: Earnings allocated to participating securities	(596)	(582)
Net Income, excluding non-routine transactions	$72,445	$63,248

Weighted average shares - Basic	50,477	$47,578
Weighted average shares - Diluted	50,642	$47,766

Basic earnings per share - GAAP	$1.39	$1.32
Diluted earnings per share - GAAP	$1.38	$1.32

Basic earnings per share, adjusted for non-routine transactions	$1.44	$1.33
Diluted earnings per share, adjusted for non-routine transactions (Core EPS)	$1.43	$1.32

Return on average assets - GAAP	1.12%	1.15%
Return on average assets, adjusted for non-routine transactions	1.16%	1.15%

Return on average common stockholders' equity - GAAP	10.14%	10.59%
Return on average common stockholders' equity, adjusted for non-routine transactions	10.48%	10.66%

Return on average tangible common stockholders' equity - Non-GAAP	13.16%	13.78%
Return on average tangible common stockholders' equity - Non-GAAP, adjusted for non-routine transactions	13.60%	13.88%